UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to Rule §240.14a-12

Red Violet, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 16, 2019

Dear Fellow Stockholders:

You are cordially invited to join our Board of Directors and senior management for the 2019 annual meeting of stockholders (the “Annual Meeting”) of Red Violet, Inc. to be held on Wednesday, May 15, 2019 at 10:00 a.m. Eastern Time, at 2650 North Military Trail, Suite 125, Boca Raton, Florida 33431.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters which properly come before the Annual Meeting.

Your vote is very important to us. Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Annual Meeting, even if you are unable to attend in person. Please use the Internet voting system or mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Annual Meeting.

On behalf of your Board of Directors, thank you for your confidence in red violet. We look forward to your continued support.

Sincerely,

Derek Dubner

Chief Executive Officer

RED VIOLET, INC.

2650 North Military Trail, Suite 300

Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 15, 2019

To our Stockholders:

The Annual Meeting of Stockholders of Red Violet, Inc. will be held on Wednesday, May 15, 2019 at 10:00 a.m., Eastern Time, at 2650 North Military Trail, Suite 125, Boca Raton, Florida 33431 to consider and vote on the following proposals:

(1)	To elect four directors to serve for a one-year term until the 2020 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

(2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

(3)	To hold a non-binding advisory vote to approve our named executive officers’ compensation; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on April 9, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 is being mailed with this proxy statement.

By order of the Board of Directors,

Joshua Weingard

Corporate Secretary

Boca Raton, FL

April 16, 2019

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2019

The accompanying proxy statement and the 2018 Annual Report on Form 10-K are available at www.redviolet.com

YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO SIGN AND

DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY, OR TO USE THE INTERNET

VOTING SYSTEM SET FORTH IN THE PROXY.

RED VIOLET, INC. 2650 North Military Trail, Suite 300 Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT Annual Meeting of Stockholders To be held on May 15, 2019

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Red Violet, Inc. (the “Board”) of proxies to be voted at our 2019 Annual Meeting of Stockholders (the “Meeting”) and at any and all postponements or adjournments thereof. The Meeting will be held on Wednesday, May 15, 2019, at 10:00 a.m., Eastern Time, at 2650 North Military Trail, Suite 125, Boca Raton, Florida 33431. For directions to the Meeting, please contact the Corporate Secretary at (561) 757-4000. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 16, 2019. In this proxy statement, Red Violet, Inc. is referred to as “red violet,” the “Company,” “we,” “our,” or “us.”

Purpose of the Annual Meeting

At the Meeting, our stockholders will consider and vote upon the following matters:

(1)	To elect four directors to serve for a one-year term until the 2020 Annual Meeting of Stockholders or until a successor is duly elected and qualified (“Election of Directors Proposal”);

(2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for year ending December 31, 2019 (“Ratification of Auditor Proposal”);

(3)	To hold a non-binding advisory vote to approve our named executive officers’ compensation (“Say on Pay Proposal”); and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on the Record Date for the Meeting, are entitled to notice of, and to vote at, the Meeting. On the Record Date, we had 10,286,613 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Meeting.

The holders of a majority of the issued and outstanding shares of common stock present at the Meeting, either in person or by proxy, and entitled to vote, constitute a quorum for the transaction of business. Abstentions will be included in determining the presence of a quorum at the Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, a broker does not have the discretion to vote on any non-routine matter presented at the meeting such as the Election of Directors Proposal or the Say on Pay Proposal. Under the NYSE rules, a broker does have discretion to vote on the Ratification of Auditor Proposal. As a result, any broker who is a member of the NYSE will not have the discretion to vote on any of the proposals presented at the Meeting, except for the Ratification of Auditor Proposal, if such broker has not received instructions from the beneficial owner of the shares represented.

The Election of Directors Proposal will be determined by a plurality of votes cast. The Ratification of Auditor Proposal and Say on Pay Proposal, and any other proposal properly submitted will be approved by the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote. A broker non-vote will have no effect on the proposals. Abstentions will have no effect on the Election of Directors Proposal and will have the same effect as a vote against the Ratification of Auditor Proposal and the Say on Pay Proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 — the Election of Directors Proposal, “FOR” Proposal 2 — the Ratification of Auditor Proposal, and “FOR” Proposal 3 — the Say on Pay Proposal. If other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Voting by Stockholders of Record.

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy, via the Internet, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Meeting may vote in person by obtaining a ballot from the inspector of elections. Please be prepared to present photo identification for admittance to the Meeting.

Voting by Beneficial Owners.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by following the instructions provided in the voting instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Meeting. Also, be prepared to present photo identification for admittance to the Meeting.

Changing Your Vote.

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy, unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked.

All votes will be tabulated by an Inspector of Elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Joshua Weingard, the Company’s Corporate Counsel and Corporate Secretary, has been appointed by the Board as Inspector of Elections for the Meeting. A list of the stockholders entitled to vote at the Meeting will be available at the Company’s executive office, located at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431, for a period of ten days before the Meeting and will be available for examination by any stockholder.

The Spin-off

On March 26, 2018, Fluent, Inc. (“Fluent”), formerly known as Cogint, Inc. (“cogint”), a Delaware corporation, completed a spin-off (the “Spin-off”) of its risk management business from its digital marketing business by way of a distribution of all the shares of common stock of Fluent’s wholly-owned subsidiary, red violet, to Fluent’s stockholders of record as of March 19, 2018 (the “Spin-off Record Date”) and certain warrant holders. The distribution occurred by way of a pro rata stock distribution to such common stock and warrant holders, each of whom received one share of red violet’s common stock for every 7.5 shares of Fluent’s common stock held on the Spin-off Record Date or to which they were entitled to under their warrants, which resulted in a distribution of a total of 10,266,613 shares of red violet common stock. Upon the Spin-off, red violet owned Fluent subsidiaries which previously operated Fluent’s risk management business. References herein to Fluent refers to Fluent and its predecessor companies.

As a result of the Spin-off, red violet became an independent public company and red violet’s common stock began regular-way trading on The NASDAQ Capital Market (“NASDAQ”) under the symbol “RDVT” on March 27, 2018.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, we will be electing four directors. Each director will hold office until the 2020 Annual Meeting of Stockholders or until a successor is elected and qualified to serve on the Board. The Board has nominated the four individuals listed below (each a “Nominee,” and together the “Nominees”) based on the recommendation of the Board’s Corporate Governance and Nominating Committee. These Nominees were originally appointed to the Board by the Company’s sole stockholder. If any Nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board may determine to reduce the size of the Board accordingly. The Board is not aware of any existing circumstances likely to render any Nominee unavailable. Under our Bylaws, Nominees are elected by a plurality of votes cast.

The following table sets forth certain information concerning our directors/Nominees:

Name	Position	Director Since
Derek Dubner	Chief Executive Officer and Interim Chairman of the Board	2018
Peter Benz	Director	2018
Steven Rubin	Director	2018
Robert Swayman	Director	2018

Biographical Information About Our Nominees

Derek Dubner, 47, has served as the Chief Executive Officer and a director of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. Dubner was appointed as Interim Chairman of our board of directors in September 2018. Mr. Dubner served as the Chief Executive Officer and a director of Fluent, from March 2016 until the Spin-off. Prior to serving as Fluent’s Chief Executive Officer, Mr. Dubner served as Co-Chief Executive Officer from March 2015 until March 2016, when he was appointed Fluent’s Chief Executive Officer. Mr. Dubner has served as the Chief Executive Officer of our subsidiary IDI Holdings, LLC (“IDI Holdings”), a holding company engaged in the acquisition of operating businesses and the acquisition and development of technology assets across various industries, and its subsidiary, Interactive Data, LLC (“Interactive Data”), since October 2014. Prior to IDI Holdings, Mr. Dubner served as General Counsel of TransUnion Risk and Alternative Data Solutions, Inc. (“TRADS”) from December 2013 to June 2014. Mr. Dubner served as General Counsel and Secretary of TLO, LLC (“TLO”), an information solutions provider, from inception in 2009 to December 2013. Mr. Dubner has over 20 years of experience in the data and analytics industry.

The Board believes Mr. Dubner’s experience as the Company’s Chief Executive Officer, along with his prior executive and managerial experience, provides valuable business, industry, and management advice to the Board.

Peter Benz, 58, has served as a director of the Company since March 2018. Mr. Benz is the Chief Executive Officer of Viking Asset Management, LLC, an asset and investment management company which he founded in 2001. Since March 2015, Mr. Benz has served as a director of Fluent. From June 2016 until May 2018, Mr. Benz served as a director of Lilis Energy Inc., an onshore oil and natural gas exploration and production company. From January 2012 until its merger with Lilis Energy Inc. in June 2016, Mr. Benz served as a director of Brushy Resources, Inc. (formerly known as Starboard Resources, Inc.), an onshore oil and natural gas exploration and production company, and became its Chairman on November 24, 2015. Mr. Benz also served as a director of Usell.com, a technology based online market place, from October 2014 until January 2018. Mr. Benz served as a director and Chairman of the Board of Optex Systems Holdings, Inc., a manufacturer of optical systems for the defense industry, from November 2014 until August 2017.

The Board believes Mr. Benz’s knowledge and experience in developing companies and capital markets strengthen the Board’s collective qualifications, skills, and experience.

Steven Rubin, 58, has served as a director of the Company since March 2018 and served as a director of Fluent from October 2009 until March 2018. Mr. Rubin has served as the Executive Vice President of OPKO Health, Inc. since May 2007 and a director of OPKO since February 2007. Mr. Rubin currently serves on the board of directors of Non-Invasive Monitoring Systems, Inc., a medical device company, Cocrystal Pharma, Inc., a publicly traded biotechnology company developing new treatments for viral diseases, Eloxx Pharmaceuticals, Inc., a clinical stage biopharmaceutical company dedicated to treating patients suffering from rare and ultra-rare disease caused by premature termination codon nonsense mutations, Castle Brands, Inc., a developer and marketer of premium brand spirits, Neovasc, Inc., a company that develops and markets medical specialty vascular devices, and ChromaDex Corp., a science-based, integrated nutraceutical company devoted to improving the way people age. Mr. Rubin previously served as a director of VBI Vaccines, Inc., a biopharmaceutical company developing next generation vaccines, BioCardia, Inc., clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, Fluent, Inc., an information solutions provider focused on the data-fusion market, Kidville, Inc., which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to five-year-olds, Dreams, Inc., a vertically integrated sports licensing and products company, and Safestitch Medical, Inc. prior to its merger with TransEnterix, Inc. Mr. Rubin also served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006. Mr. Rubin served as the Secretary of Ideation Acquisition Corp., a predecessor entity of Fluent, from June 2007 to October 2009.

The Board believes Mr. Rubin’s legal experience, managerial experience, and the knowledge and insight he has attained through his service as a director and officer of several publicly-traded corporations provides valuable business leadership, and management advice to the Board.

Robert Swayman, 65, has served as a director of the Company since March 2018 and served as a director of Fluent from June 2015 until the Spin-off. From 1998 to 2014, Mr. Swayman served as President and Chief Executive Officer of National Alarm Systems, Inc., a company he founded in 1998, prior to its sale in January 2014. From January 2014 through February 2015, Mr. Swayman served as General Manager of ASG Security, which acquired National Alarm Systems. Mr. Swayman served as a director of Healthier Choices Management Corp. (“Healthier Choices”), a company specializing in providing consumers with healthier alternatives to everyday lifestyle choices, from March 4, 2015 to April 17, 2015, and as Executive Vice President of Finance of Healthier Choices. since April 17, 2015. Mr. Swayman is a Certified Public Accountant and holds a B.S. degree in accounting from the State University of New York at Buffalo.

The Board believes Mr. Swayman’s experience as President and Chief Executive Officer of National Alarm Systems, Inc., from 1998 to 2014, as well as his experience as a Certified Public Accountant provides valuable business, leadership, and management advice to the Board.

Vote Required and Board Recommendation

Nominees are elected by a plurality of votes cast at the Meeting.

The Board unanimously recommends a vote “FOR” each Nominee for director.

Director Compensation

New Board members receive 12,000 restricted stock units (“RSUs”) vesting in three equal annual installments beginning on the first anniversary of the grant date when they join the Board. Further, the Compensation Committee is empowered to grant additional equity awards based on an individual director’s contributions to the Company. Board members do not receive any cash compensation for serving on the Board.

On March 29, 2018, each non-employee director was granted 12,000 RSUs vesting in three equal annual installments beginning on the first anniversary of the grant date. Further, each of Messrs. Benz, Rubin and Swayman received 4,000 RSUs vesting 100% on the first anniversary of the grant date for serving as Audit Committee members. Mr. Benz and Mr. Rubin each received an additional 4,000 RSUs vesting one year from the grant date for chairing the Audit Committee and Compensation Committee, respectively.

On September 5, 2018, the Compensation Committee granted additional equity awards to the non-employee Board members based on individual director’s contributions to the Company. Messrs. Benz and Rubin received a grant of 25,000 RSUs, Mr. Swayman received a grant of 12,500 RSUs and Mr. Brauser received a grant of 500,000 RSUs on September 5, 2018 for his service as a director and pursuant to the Services Agreement dated August 7, 2018, as defined in “Certain Relationships and Related Transactions” below. Such RSU grants shall not vest unless and until the Company has, for any fiscal quarter through September 30, 2021 (i) gross revenue determined in accordance with the Company’s reviewed or audited financial statements in excess of $7.0 million for such fiscal quarter, (ii) positive adjusted EBITDA, as determined based on amounts derived from the Company’s reviewed or audited financial statements for such fiscal quarter, and (iii) the participant continues to provide services to the Company either as an employee, director or consultant on the last date of the quarter that the performance criteria is met (collectively, the “Performance Criteria”). If the Performance Criteria are met, the RSUs will vest one-third annually on each of July 1, 2019, July 1, 2020 and July 1, 2021 (“Time-Based Vesting Requirement”). In the event of a change of control, all RSUs which have not vested on the date of such change of control shall immediately vest even if the Performance Criteria has not been met.

DIRECTOR COMPENSATION TABLE(7)

The following table summarizes the compensation for each of the Company’s directors for the year ended December 31, 2018. No compensation information for the periods prior to the Spin-off is presented in the table below.

Name	Stock Awards(1)		All Other Compensation		Total
Peter Benz	$314,250	(2)	$—		$314,250
Steven Rubin	$314,250	(3)	$—		$314,250
Robert Swayman	$193,725	(4)	$—		$193,725
Michael Brauser	$3,845,000	(5)	$470,000	(6)	$4,315,000

(1)

This column reflects the aggregate grant date fair value of stock awards granted in 2018 computed in accordance with FASB ASC Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of the Company’s common stock on the grant date.

(2)

Mr. Benz was granted 20,000 RSUs on March 29, 2018 at a fair value of $6.10 per share for his service as a director and 25,000 RSUs on September 5, 2018 at a fair value of $7.69 per share for his service as a director.

(3)

Mr. Rubin was granted 20,000 RSUs on March 29, 2018 at a fair value of $6.10 per share for his service as a director and 25,000 RSUs on September 5, 2018 at a fair value of $7.69 per share for his service as a director.

(4)

Mr. Swayman was granted 16,000 RSUs on March 29, 2018 at a fair value of $6.10 per share for his service as a director and 12,500 RSUs on September 5, 2018 at a fair value of $7.69 per share for his service as a director.

(5)

Mr. Brauser was granted 500,000 RSUs on September 5, 2018 at a fair value of $7.69 per share for his service as a director and pursuant to the Services Agreement dated August 7, 2018, as defined in “Certain Relationships and Related Transactions” below. After Mr. Brauser’s resignation from the Board on September 9, 2018, Mr. Brauser remains a consultant to the Company and continues to provide services under the Services Agreement.

(6)

Represents (i) $200,000 awarded to Mr. Brauser as a one-time cash bonus in recognition of Mr. Brauser’s contribution to the successful closing of the Spin-off, and (ii) $270,000 in consulting fees earned during 2018. See “Certain Relationships and Related Transactions — MDB Agreement and Services Agreement” for a description.

(7)	As of December 31, 2018, each director or former director held RSUs as follows: Mr. Benz — 45,000, Mr. Rubin — 45,000, Mr. Swayman — 28,500, and Mr. Brauser — 500,000.

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board meets regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During 2018, the Board held five meetings and took action by unanimous written consent on one occasion. All of our directors attended at least 75% of our Board and committee meetings held in person. The Board encourages, but does not require, its directors to attend the Company’s annual meeting. The 2019 Annual Meeting of Stockholders is the first general meeting of stockholders since the Spin-off.

As required by the listing standards of the NASDAQ, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of the Board’s review of the relationships of each of the directors that served on the Board during the year ended December 31, 2018, the Board affirmatively determined that a majority of its 2018 directors, Messrs. Benz, Rubin, and Swayman, were “independent” directors within the meaning of the NASDAQ listing standards and applicable law.

As a result of the Board’s review of the relationships of each of its current directors (each a Nominee), the Board affirmatively determined that a majority of its current directors, Messrs. Benz, Rubin and Swayman, are “independent” directors within the meaning of the NASDAQ listing standards and applicable law.

Code of Ethics

The Company has adopted a Code of Ethics, which is applicable to the Company’s directors, officers, and employees, including the Company’s principal executive officer and principal financial officer. The Code of Ethics is published on the Company’s website at www.redviolet.com on the Investors page under the corporate governance link. We will disclose amendments to or waivers from our Code of Ethics on our website in accordance with all applicable laws and regulations.

Board Leadership Structure

On September 9, 2018, the Board appointed Derek Dubner, our CEO, as its Interim Chairman. Three of our four current directors satisfy NASDAQ independence requirements. The Company does not have a member of our Board who is formally identified as the lead independent director. However, independent directors head each of our Board’s three standing committees — the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, and each of the committees is comprised solely of independent directors. Although the Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separated, we believe that our current Board leadership structure is suitable for us. The Chief Executive Officer is the individual selected by the Board to manage our Company on a day to day basis, and his direct involvement in our business operations makes him best positioned to lead productive Board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company’s short- and long-term objectives.

Board Oversight of Enterprise Risk

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, cybersecurity and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive session with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Committees

The standing committees of the Board are the Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act, the Compensation Committee, and the Corporate Governance and Nominating Committee.

Audit Committee.

The members of the Audit Committee are Peter Benz (Chair), Steven Rubin and Robert Swayman, all of whom are independent directors as determined by the NASDAQ listing standards. The Board has determined that Mr. Benz is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. During 2018, the Audit Committee held five meetings.

The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee below.

The Board has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

Compensation Committee.

The members of the Compensation Committee are Steven Rubin (Chair), Peter Benz, and Robert Swayman, all of whom are independent directors as determined by the NASDAQ listing standards. The Compensation Committee is responsible for reviewing and approving compensation of the Company’s executive officers and for advising the Board with respect to compensation of the members of the Board or any committee thereof. During 2018, the Compensation Committee held five meetings. The Board has adopted a written charter that sets forth the duties and responsibilities of the Compensation Committee, and reassesses the charter for adequacy on an annual basis. A copy of the Compensation Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

The Compensation Committee seeks to ensure that the executive pay program reinforces the Company’s compensation philosophy and aligns with the interests of our stockholders. The Compensation Committee also periodically monitors any potential risks associated with the Company’s compensation program and policies.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Steven Rubin (Chair), Peter Benz and Robert Swayman, all of whom are independent directors determined by the NASDAQ listing standards. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board or any committee thereof; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee thereof; and overseeing the evaluation of the Board. The Corporate Governance and Nominating Committee did not hold a separate meeting during 2018, as the initial members of the Board were originally appointed by the sole stockholder via unanimous written consent. A copy of the Corporate Governance and Nominating Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board should address the communication either to the Board or to the individual director in care of Joshua Weingard, Corporate Secretary of Red Violet, Inc., 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431. Mr. Weingard will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director. Mr. Weingard will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of the Company.

Nominees for Director and Other Stockholder Proposals

Stockholder proposals intended to be presented at our 2020 annual meeting of stockholders must be received by our Corporate Secretary at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 not later than December 18, 2019, to be considered for inclusion in our proxy materials, pursuant to Rule 14a-8 under the Exchange Act.

The Corporate Governance and Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Corporate Governance and Nominating Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills, qualifications, and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Corporate Governance and Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors.

Only persons who are nominated in accordance with the procedures set forth in our bylaws will be eligible for election as directors. Nominations of persons for election to the Board and other proposals presented to our stockholders may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in our bylaws. Such nominations and other proposals presented to our stockholders, other than those made by or at the direction of the Board, shall be made by timely notice in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s nomination for a director or other stockholder proposal must be delivered to the Corporate Secretary at the Company’s principal executive offices no later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, before the first anniversary of the preceding year’s annual meeting. The stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or all information that is required in connection with a stockholder proposal, in each case pursuant to and in accordance with the Section 14(a) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Pursuant to our bylaw requirements and assuming that our 2020 annual meeting of stockholders is held on May 15, 2020, any stockholder proposal to be considered at the 2019 annual meeting, including nominations of persons for election to our board of directors, must be properly submitted to us not earlier than January 16, 2020, nor later than February 15, 2020.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019

Grant Thornton LLP (“Grant Thornton”) currently serves as the Company’s independent registered public accounting firm and has done so since its appointment effective April 14, 2018. A representative of Grant Thornton is expected to be present at the Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2019. Although ratification is not required by our bylaws or otherwise, our Board is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of Grant Thornton, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our company and our stockholders.

Vote Required and Board Recommendation:

Proposal 2 requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2019.

Auditor Fees and Services

The following table sets forth the fees billed to the Company by the Company’s independent registered public accountants, Grant Thornton, from March 26, 2018 (the date of the Spin-off) through December 31, 2018. Prior to the Spin-off, audit, audit-related, tax and all other fees were paid by Fluent as our results were included in the consolidated financial statements of Fluent.

2018
Audit fees	$267,057
Audit-related fees	—
Tax fees	—
All other fees	—

Total	$267,057

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and the fees for services such as consents and review of documents filed with the SEC that are normally provided in connection with statutory and regulatory filings for engagements and does not include any work performed prior to the Spin-off.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee is also responsible for considering whether the independent registered public accounting firm’s performance of permissible non-audit services is compatible with its independence. The Audit Committee chairman has authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm provided that all pre-approvals by the chairman must be presented to the full Audit Committee at its next scheduled meeting. Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Grant Thornton for the year ended on December 31, 2018, as described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged Grant Thornton as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.

The Audit Committee has discussed with Grant Thornton, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

3.

The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Grant Thornton with that firm.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Peter Benz (Chairman)

Steven Rubin

Robert Swayman

This “Audit Committee Report” is not “Soliciting Material,” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our current executive officers.

Name	Age	Position
Derek Dubner	47	Chief Executive Officer and Interim Chairman of the Board
James Reilly	45	President
Daniel MacLachlan	40	Chief Financial Officer
Jeffrey Dell	47	Chief Information Officer

The biographical information for Mr. Dubner is included above in Proposal 1 — Election of Directors.

James Reilly, 45, has served as President of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. Reilly served as President of Fluent from July 2017 until the Spin-off, and previously from June 2015 until June 30, 2016 and as President and Chief Operating Officer of two of our subsidiaries, IDI Holdings and Interactive Data from October 2014 until June 2016. From July 2016 to June 2017, Mr. Reilly was not providing services for Fluent or its subsidiaries. From January 2014 through September 2014, Mr. Reilly served as Vice President of Sales at TRADS. From August 2010 through its acquisition of substantially all of the assets by TRADS in December 2013, Mr. Reilly served as Senior Vice President of TLO.

Daniel MacLachlan, 40, has served as the Chief Financial Officer of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. MacLachlan served as Chief Financial Officer of Fluent from March 2016 until the Spin-off and brings over a decade of experience as the chief financial officer of data-driven technology companies. Mr. MacLachlan served as an Independent Director, Audit and Compensation Committee Chairman for Healthier Choices Management Corp., a company specializing in providing consumers with healthier alternatives to everyday lifestyle choices, from April 2015 through April 2016. From October 2014 until February 2015, Mr. MacLachlan served as the Chief Financial Officer of IDI Holdings. Prior to IDI Holdings, Mr. MacLachlan served in the roles of Director of Finance and Chief Financial Officer for TRADS, after it acquired substantially all of the assets of TLO, through a 363-sale process in December 2013. Mr. MacLachlan was the Chief Financial Officer of TLO from 2009 to December 2013. From 2005 to 2009, Mr. MacLachlan served as the Chief Financial Officer of JARI Research Corporation (“JARI”), a partnership with the Mayo Clinic advancing proprietary cancer therapeutic technology using targeted radioactive therapy. Prior to JARI, Mr. MacLachlan served as a Special Agent in the Federal Bureau of Investigation (FBI) specializing in the criminal investigation of public corruption and civil rights violations.

Jeff Dell, 47, has served as the Chief Information Officer of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. Dell served as Chief Information Officer of Fluent from September 2016 until the Spin-off and served as the Interim Chief Information Officer of Fluent from June 2016 through September 2016. From July 2015 through May 2016, Mr. Dell served as the VP Information Security of Fluent. From June 2012 to June 2015, Mr. Dell served as Founder and Chief Executive Officer of Endurance Tracker, Inc., a sports-based data analytics solution. From August 2009 to May 2012, Mr. Dell served as Lead Architect at Tripwire, Inc. From October 2008 to August 2009, Mr. Dell served as Chief Information Security Officer of TLO. From September 2003 to August 2009, Mr. Dell served as Founder and Chief Executive Officer of Activeworx, Inc., a leading information security data analytics company. From January 2001 to August 2003, Mr. Dell served as Chief Information Security Officer of Seisint, Inc., a leading provider in the data fusion industry.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for each of the named executive officers for the year ended December 31, 2018, after the Spin-off. No compensation information for the periods prior to the Spin-off is presented in the table below; however, such information has been included in the footnotes to the table.

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	Total
Derek Dubner(3)	2018	$284,228	$150,000	$2,883,750	$3,317,978
(Chief Executive Officer)
James Reilly(4)	2018	$228,562	$50,000	$2,114,750	$2,393,312
(President)
Daniel MacLachlan(5)	2018	$226,708	$125,000	$2,114,750	$2,466,458
(Chief Financial Officer)

(1)	This column represents a one-time cash bonus to each executive in recognition of the executive’s contribution to the successful closing of the Spin-off.
(2)

This column reflects the aggregate grant date fair value of stock awards granted in 2018 computed in accordance with FASB ASC Topic 718. In determining the grant date fair value for restricted stock units, the Company used the closing price of the Company’s common stock on the grant date.

(3)

Mr. Dubner was granted 375,000 RSUs on September 5, 2018 at a fair value of $7.69 per share, with a three-year vesting period. The vesting of such RSU grants are subject to the meeting of Performance Criteria and Time-Based Vesting Requirement. Does not include $82,937 in salary earned in 2018 prior to the Spin-off, along with the issuance of 558,038 shares of Fluent common stock underlying RSUs which vested or were accelerated on March 12, 2018.

(4)

Mr. Reilly was granted 275,000 RSUs on September 5, 2018 at a fair value of $7.69 per share, with a three-year vesting period. The vesting of such RSU grants are subject to the meeting of Performance Criteria and Time-Based Vesting Requirement. Does not include $67,687 in salary earned in 2018 prior to the Spin-off, along with the issuance of 208,332 shares of Fluent common stock underlying RSUs which were accelerated on March 12, 2018.

(5)

Mr. MacLachlan was granted 275,000 RSUs on September 5, 2018 at a fair value of $7.69 per share, with a three-year vesting period. The vesting of such RSU grants are subject to the meeting of Performance Criteria and Time-Based Vesting Requirement. Does not include $56,568 in salary earned in 2018 prior to the Spin-off, along with the issuance of 66,666 shares of Fluent common stock underlying RSUs which were accelerated on March 12, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity-based awards held by the named executive officers as of December 31, 2018.

	Stock awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested(2)
Derek Dubner	375,000	$2,527,500
James Reilly	275,000	$1,853,500
Daniel MacLachlan	275,000	$1,853,500

(1)

On September 5, 2018, the Compensation Committee granted 375,000 RSUs to Mr. Dubner, 275,000 RSUs to Mr. Reilly and 275,000 RSUs to Mr. MacLachlan. Such RSU grants shall not vest unless and until the Performance Criteria are met. If the Performance Criteria are met, the RSUs will vest one-third annually on each of July 1, 2019, July 1, 2020 and July 1, 2021. In the event of a change of control, all RSUs which have not vested on the date of such change of control shall immediately vest even if the Performance Criteria has not been met.

(2)	Determined by multiplying the closing price of the Company’s common stock on December 31, 2018, $6.74, by the number of shares of common stock underlying the RSUs.

EMPLOYMENT AGREEMENTS

Derek Dubner, Daniel MacLachlan and James Reilly

On March 26, 2018, the Company entered into employment agreements with each of Messrs. Dubner, MacLachlan and Reilly in connection with their service as the Company’s Chief Executive Officer, Chief Financial Officer, and President, respectively (the “Employment Agreements”). The Employment Agreements of each of Messrs. Dubner, MacLachlan and Reilly have an initial term ending on March 26, 2021. Thereafter, each agreement will automatically renew for successive one-year terms unless either party provides the other party written notice of termination at least one hundred and twenty (120) days before the expiration of the applicable one-year term or unless terminated earlier pursuant to the terms of the employment agreements.

In connection with their respective Employment Agreement, Mr. Dubner receives an annual salary of $381,749; Mr. MacLachlan receives an annual salary of $306,749; and Mr. Reilly receives an annual salary of $306,749. Messrs. Dubner, MacLachlan and Reilly are eligible to receive grants of equity under the Red Violet 2018 Stock Incentive Plan (“2018 Plan”), subject to the Compensation Committee’s sole discretion. Messrs. Dubner, MacLachlan and Reilly are eligible for cash bonuses commensurate with their positions, as the Board may determine. Additionally, Messrs. Dubner, MacLachlan and Reilly are eligible to participate in the Company’s existing and future benefit plans, policies or arrangements maintained by the Company and made available to employees generally and for the benefit of executives.

The Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment at any time during the term for “cause.” Also, the Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment without cause.

Each of Mr. Dubner, Mr. MacLachlan and Mr. Reilly may terminate his employment and the respective employment agreement for “Good Reason,” as such term is defined in each employment agreement.

Each of Mr. Dubner, Mr. MacLachlan and Mr. Reilly may also terminate his employment and the respective employment agreement for any reason or for no reason at all; provided, however, that such employee provides the Company with at least sixty (60) days prior written notice.

Each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment and the respective employment agreement will automatically terminate upon Mr. Dubner’s, Mr. MacLachlan’s or Mr. Reilly’s death, as applicable. The Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment with the Company immediately upon a determination of disability, as applicable.

Upon termination of the applicable employment agreement due to Mr. Dubner’s, Mr. MacLachlan’s or Mr. Reilly’s death or disability, the Company shall pay, in the case of death, to the applicable employee’s estate such employee’s base salary accrued through the date of the employee’s death and in the case of disability, to the applicable employee such employee’s base salary accrued through the date of determination of the employee’s disability, as applicable.

In the event Mr. Dubner’s, Mr. MacLachlan’s or Mr. Reilly’s employment is terminated by the Company for cause, the Company shall pay to the applicable employee such employee’s base salary and benefits accrued through the date of such employee’s termination.

In the event the Company terminates the Employment Agreements of Mr. Dubner, Mr. MacLachlan or Mr. Reilly without cause or any successor of the Company refuses to accept assignment of the Employment Agreements, or if Mr. Dubner, Mr. MacLachlan or Mr. Reilly terminates his respective employment agreement and employment with the Company for Good Reason, the Company shall pay to such employee the greater of (x) his base salary for the remainder of the term and (y) two (2) years of his base salary, in each case in accordance with the Company’s payroll practices in effect from time to time, provided, however, the applicable employee is not in violation of the Confidentiality, Nondisclosure, Noncompetition, Nonsolicitation and Nondisparagement Agreement entered into in connection with the applicable employment agreement.

In the event Mr. Dubner, Mr. MacLachlan or Mr. Reilly terminates his respective employment agreement and employment with the Company for any reason (other than Good Reason) during the term of his applicable employment agreement, the Company shall pay to Mr. Dubner, Mr. MacLachlan or Mr. Reilly, as applicable, such employee’s base salary through the date of such employee’s termination.

Pursuant to the individual employment agreements or individual equity award agreements, all equity awards granted to Mr. Dubner, Mr. MacLachlan and Mr. Reilly shall vest immediately upon: (i) a “Change of Control,” as such term is defined in the applicable employment agreement, (ii) a termination of such employee’s employment by the Company without cause, (iii) a termination of employment by such employee for Good Reason or (iv) such employee’s death or disability.

PROPOSAL 3

NON-BINDING ADVISORY VOTE

“SAY ON PAY”

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and Section 14A of the Securities Exchange Act of 1934, require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement as described in the executive compensation tables and the narrative discussion in accordance with the compensation disclosure rules of the SEC (commonly known as a “Say on Pay” proposal). At the Meeting, the Company will present its Say on Pay proposal for approval.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Red Violet, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Red Violet, Inc. Proxy Statement for the 2019 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the information included in the compensation tables and any related information found in the proxy statement of Red Violet, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee, or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” the Say on Pay proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of the Record Date, by (i) all executive officers, (ii) all directors, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding common stock. Unless noted otherwise, the corporate address of each person listed below is 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Derek Dubner	171,009	(2)	1.7%
Peter Benz	45,594	(3)	*
Steven D. Rubin	48,138	(4)	*
Robert Swayman	27,749	(5)	*
James Reilly	85,937	(6)	*
Daniel MacLachlan	52,087	(7)	*
Jeffrey Dell	12,589	(8)	*
All current Directors and Executive Officers as a group (7 persons)	443,103	(9)	4.3%
5% Holders
Dr. Phillip Frost	2,504,648	(10)	24.3%
Michael Brauser	1,808,884	(11)	17.6%
Superius Securities Group Inc. Profit Sharing Plan	688,679	(12)	6.7%
Wellington Trust Company, NA	792,733	(13)	7.7%

*	The person beneficially owns less than 1% of the Company’s outstanding common shares.
(1)	Based on 10,286,613 shares of common stock outstanding at the Record Date.
(2)	Mr. Dubner’s shares do not include 375,000 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.
(3)

Includes 24,666 shares held directly by Mr. Benz and 20,928 shares held in Mr. Benz’s 401(k) account. Mr. Benz’s shares do not include 8,000 RSUs which vest 50% on March 29, 2020 and 50% on March 29, 2021, and 25,000 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.

(4)

Mr. Rubin’s shares do not include 12,000 shares which have vested, but in which he has deferred delivery, 8,000 RSUs which vest 50% on March 29, 2020 and 50% on March 29, 2021, and 25,000 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.

(5)

Includes 14,666 shares held directly by Mr. Swayman, 8,000 shares held by Mr. Swayman’s family trust, and 5,083 shares held directly through BSIG, LLC of which Mr. Swayman owns a 50% interest. Mr. Swayman’s shares do not include 8,000 RSUs which vest 50% on March 29, 2020 and 50% on March 29, 2021 and 12,500 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.

(6)	Mr. Reilly’s shares do not include 275,000 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.
(7)

Includes 51,621 shares held directly by Mr. MacLachlan and 466 held in Mr. MacLachlan’s IRA. Mr. MacLachlan’s shares do not include 275,000 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.

(8)	Mr. Dell’s shares do not include 50,000 RSUs that vest in three annual installments beginning on July 1, 2019.

(9)	Does not include an aggregate of 1,061,500 RSUs held by all executive officers and directors as a group and 12,000 shares in which Mr. Rubin has deferred delivery of vested RSUs.
(10)

Dr. Frost’s shares include 2,497,982 owned by Frost Gamma Investment Trust (“Frost Gamma”) and 6,666 shares held by Dr. Frost directly. Dr. Frost is the trustee of Frost Gamma. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. Based on information set forth in the Schedule 13G/A filed by Dr. Frost and Frost Gamma on February 14, 2019. Frost Gamma’s address is 4400 Biscayne Blvd., Suite 1500, Miami, FL 33137.

(11)

Mr. Brauser’s shares include (i) 552,250 shares held by Grander Holdings, Inc. 401K, of which Mr. Brauser is the trustee, (ii) 183,151 shares held by Birchtree Capital, LLC, of which Mr. Brauser is the manager, (iii) 1,065,982 shares held by Mr. Brauser directly, (iv) 5,084 shares held directly through BSIG, LLC of which Mr. Brauser owns a 50% interest, and (v) 2,417 shares held by Betsy and Michael Brauser Charitable Family Foundation, Inc. Mr. Brauser’s shares do not include 500,000 unvested RSUs subject to the Performance Criteria and the Time-Based Vesting Requirement.

(12)

Based on information set forth in the Schedule 13G/A filed by Superius Securities Group Inc. Profit Sharing Plan (“Superius”) on January 14, 2019. Superius’ address is 94 Grand Ave, Englewood, NJ 07631.

(13)

Based on information set forth in the Schedule 13G/A filed by Wellington Trust Company, NA (“Wellington Trust”) on February 12, 2019. Wellington Trust’s address is c/o Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and ten percent stockholders of the Company to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the SEC. Directors, executive officers, and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to the year that ended on December 31, 2018, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities, other than (i) Jacky Wang, the Company’s Chief Accounting Officer, who filed one late report regarding one transaction, (ii) Mr. Dell, who filed one late report regarding one transaction, (iii) Michael Brauser who filed one late report regarding one transaction, and (iv) Ryan Schulke, a former 10% holder, who filed his Form 3 — Initial Statement of Beneficial Ownership untimely.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee reviews and approves transactions in which the Company was or is to be a participant, where the amount involved exceeded or will exceed $120,000 annually and any of its directors, executive officers or their immediate family members had or will have a direct or indirect material interest. The Company has a written policy stating that the Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The related party transaction will not be approved unless at a minimum it is for the Company’s benefit and is upon terms no less favorable to the Company than if the related party transaction was with an unrelated third party.

MDB Agreement and Services Agreement

On April 26, 2018, the Company entered into a consulting agreement with MDB Management, Inc. (“MDB”), a company owned by Michael Brauser, a greater than 10% shareholder of the Company and the then chairman of the Company’s board of directors, and one of his sons, for MDB to provide consulting services to the Company (“MDB Agreement”), which was terminated by mutual agreement of the parties on August 7, 2018. The Company recognized consulting service fees relating to the MDB Agreement of a total of $90,000 during the year ended December 31, 2018. On August 7, 2018, the Company entered into an executive chairman services agreement with Mr. Brauser, the then Executive Chairman of the Company, pursuant to which Mr. Brauser will be providing recommendations on organizational and capital structure, future acquisitions and strategic transactions (“Services Agreement”), for a term of one year, automatically renewing for additional one-year periods unless either party provides written notice to the other of its intent not to renew not fewer than 30 days prior to the expiration of the then current term. Mr. Brauser remains a consultant to the Company and continues to provide services under the Services Agreement after his resignation as Executive Chairman and as a member of the board of directors effective on September 9, 2018. Under the Services Agreement, Mr. Brauser receives cash compensation of $30,000 per month and is entitled to participate in the Company’s incentive compensation plan. The Company recognized consulting service fees relating to the Services Agreement of a total of $180,000 during the year ended December 31, 2018.

Contribution by Fluent, Inc.

The contribution by Fluent of $24,264,000 and $20,364,000 for the years ended December 31, 2018 and 2017, respectively, recorded in the consolidated statements of changes in shareholders’ equity and member’s capital, represents cash funding provided or the portion of certain expenses allocated by Fluent to red violet, on or prior to the Spin-off.

These allocated expenses are primarily corporate employee salaries and benefits of the functional groups (inclusive of executive management, accounting, administrative and information technology) and corporate administrative expenses (inclusive of legal services, accounting and finance services and other corporate and infrastructure services). Corporate employee salaries and benefits were allocated on the basis of time spent, and corporate administrative expenses were allocated on the basis of relative percentage of services utilized or benefit received. red violet recorded expenses of $325,000 and $3,646,000 for the years ended December 31, 2018 and 2017, respectively, as a result of the allocation of expenses from Fluent. Upon the Spin-off, Fluent no longer allocates any expenses to red violet.

In addition, share-based compensation of $344,000 and $3,655,000 for the years ended December 31, 2018 and 2017, respectively, relating to the share-based awards granted by Fluent prior to the Spin-off, were recorded.

HOUSEHOLDING

As permitted by rules adopted by the SEC, we are delivering a single Notice of Internet Availability of Proxy Materials, annual report and proxy statement, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless otherwise instructed by one or more of the stockholders. We will promptly deliver separate copies of these documents upon the written or oral request of any stockholders at a shared address to which a single copy of the documents were delivered.

If your household received a single set of any of these documents, but you would prefer to receive your own copy, or if you share an address with another stockholder and together both of you would like to receive only a single set of these documents, please contact Broadridge and inform them of your request by calling them at (866) 540-7095 or writing them at Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Be sure to include your name, the name of your brokerage firm and your account number with your brokerage firm (if applicable).

OTHER MATTERS

A copy of our Form 10-K for the year ended December 31, 2018, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended December 31, 2018 may be obtained without charge by writing to Joshua Weingard, Corporate Counsel and Corporate Secretary, 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 or by telephone at (561) 757-4000. Exhibits will be furnished upon request. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

We will pay for the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet — QUICK ««« EASY

IMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2019.

INTERNET/MOBILE —
www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY	Please mark your votes like this	X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” FOR PROPOSAL 1, “FOR” PROPOSAL 2 and “FOR” PROPOSAL 3.

1. Election of four Directors		WITHHOLD AUTHORITY for all Nominees		3. Advisory vote to approve the Company’s named executive officers’ compensation.	FOR	AGAINST	ABSTAIN
NOMINEES:	FOR ALL NOMINEES		FOR ALL EXCEPT		☐	☐	☐
(1) Derek Dubner (2) Peter Benz (3) Steven Rubin (4) Robert Swayman	☐	☐	☐

4. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and, in the list above, strike a line through the name of the nominee for whom you wish to withhold your vote.

2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐	The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the May 15, 2019 meeting.

CONTROL NUMBER

Signature                                                                                              Signature, if held jointly                                                                               Date                     , 2019

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY CARD

Red Violet, Inc.

2650 North Military Trail, Suite 300

Boca Raton, FL 33431

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS — MAY 15, 2019

The undersigned hereby appoints Daniel MacLachlan and Joshua Weingard, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of Red Violet, Inc. (the “Company”) to be held on May 15, 2019, and at any adjournments thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on April 9, 2019, in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019; FOR APPROVAL OF AN ADVISORY VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICERS’ COMPENSATION; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE